Exhibit 10.12

EXECUTION VERSION

NINTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This Ninth Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of June 30, 2020, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and TPG RE FINANCE 2, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement dated as of August 19, 2015 (as amended by that certain First Amendment to the Master Repurchase and Securities Contract Agreement, dated as of December 29, 2015, as further amended by that certain Second Amendment to the Master Repurchase and Securities Contract Agreement, dated as of November 3, 2016, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 12, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 14, 2018, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 4, 2018, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 17, 2018, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 16, 2019 and effective as of February 1, 2019, as further amended by that certain Eighth Amendment to the Master Repurchase and Securities Contract Agreement, dated as of August 19, 2019, and as further amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, collectively, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.Renewal Option. Seller and Buyer hereby agree to Seller’s exercise of the First Additional Renewal Option (from August 19, 2020 to August 19, 2021) on the date hereof and agree that, subject to payment of the Renewal Standby Fee, the Availability Period Renewal Conditions are deemed to have been satisfied. Seller and Buyer hereby agree that Seller retains its right to exercise the Second Additional Renewal Option in accordance with Article 3(h) of the Master Repurchase Agreement.

2.Amendments  to Master Repurchase Agreement.The Master Repurchase Agreement is hereby amended as follows:

i.The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following:

“Availability Period Expiration Date” shall mean August 19, 2021, as such date may be extended in accordance with Article 3(h) of this Agreement.

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“Maximum Facility Amount” shall mean $250,000,000.00, as such amount may be increased pursuant to Article 3(o) of this Agreement.

ii.The following is hereby inserted into the Master Repurchase Agreement as Article 3(o):

“(o)    Maximum Facility  Amount. The Maximum Facility  Amount may be increased  after August 19, 2020 to Three Hundred Seventy-Five Million Dollars ($375,000,000), and may be further increased to Five Hundred Million Dollars ($500,000,000), provided in the case of each such increase that the conditions set forth in clauses (i)-(v) below are satisfied:

(i)Seller shall have delivered to Buyer a written request to increase the Maximum Facility Amount, which shall be delivered at least ten (10) Business Days prior to any increase being effectuated, which request shall specify the related increased Maximum Facility Amount it is requesting;

(ii)Seller shall, as applicable, execute: (A) an amendment documenting such increased Maximum Facility Amount or (B) such other documents as Buyer may reasonably require;

(iii)Seller shall have paid to Buyer the applicable Upsize Fee (as defined in the Fee Letter);

(iv)no Event of Default, Margin Deficit or Potential Default has occurred and is continuing or would result from such increase in the Maximum Facility Amount; and

(v)as of the date of such increase, the representations and warranties contained in Article 9 hereof (other than MTM Representations or any representations or warranties contained in a Requested Exceptions Report) are true and correct in all material respects, with the same force and effect as if made on and as of such date; except to the extent that such representations and warranties specifically refer to any earlier date, in which case they shall be true and correct as of such earlier date and except that for the purposes of this Article 3(o)(v), the representations and warranties regarding Seller or Guarantor’s financial statements shall be deemed to refer to the most recent financial statements furnished to Buyer.

3.Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

i.Amendment. This Amendment, duly executed and delivered by Seller and Buyer.

ii.Fees. Payment by Seller of (i) the Renewal Standby Fee on the date hereof and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.No Amendments. No amendments have been made to the organizational documents of Seller and Guarantor since August 17, 2018, unless otherwise stated therein, which provide for, among other things, the authority of Seller and Guarantor to execute and deliver, as applicable, this Amendment and the Seventh Amendment to Fee Letter to be executed and delivered in connection with this Amendment.

5.Good Standing. Within a reasonable time after the date hereof, Seller shall provide good standing certificates for the Seller, Pledgor and Guarantor.

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6.Continuing Effect; Reaffirmation of Guarantee. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of  Buyer (including, without limitation, the Guarantee) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

7.Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

8.Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

9.Governing Law. The provisions of Article 19 of the Master Repurchase Agreement are incorporated herein by reference.

10.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

11.References to Transaction Documents. All references to the Master Repurchase Agreement  in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

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IN WITNESS WHEREOF, the parties have executed this Amendment as a deed as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
Name: Jeffrey Dawkins
Title: Authorized Person

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

Signature Page to Ninth Amendment to MRA

SELLER:

TPG RE FINANCE 2, LTD., an Exempted company Incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

[ADDITIONAL SIGNATURE PAGE FOLLOWS]

Signature Page to Ninth Amendment to Master Repurchase and Securities Contract Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Matthew Coleman
Name: Matthew Coleman
Title: Vice President

Signature Page to Ninth Amendment to Master Repurchase and Securities Contract Agreement